Exhibit 99



REVOCABLE PROXY
                          POUGHKEEPSIE FINANCIAL CORP.

                                      PROXY

                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                               ____________, 1998

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          POUGHKEEPSIE FINANCIAL CORP.

                  The undersigned stockholder of Poughkeepsie Financial Corp. ("PFC") hereby appoints ________________, _______________ and
__________________, and each of them, as Proxy, each with full power of substitution, and hereby authorizes such proxy to represent the undersigned and to vote all of the shares of stock of PFC standing in the undersigned's name at the Special Meeting of Stockholders of PFC to be held at [Location], on [Day of Week], ____________, 1998 at [Time], and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such Special Meeting.

                  This proxy, when properly executed, will be voted as specified herein. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER.

                           (continued on reverse side)


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

A |X| Please mark your votes as in this example.

The Board of Directors recommends a vote FOR               1.  Approval of the Amended and Restated      FOR    AGAINST  ABSTAIN
approval and adoption of the Amended and Restated              Agreement and Plan of Merger, dated
Agreement and Plan of Merger.                                  dated as of October 22, 1997 by and
                                                               among HUBCO, Inc., Poughkeepsie           |_|      |_|      |_|
                                                               Financial Corp. and Bank of the Hudson.

                                                           2.  To  vote,  in its discretion, upon
                                                               any such other business as may
                                                               properly come before the Special
                                                               Meeting or any adjournments or
                                                               postponements thereof.


          THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS
                         VOTED AT THE SPECIAL MEETING.

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
        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

SIGNATURE                                               DATE:                               , 1997
        --------------------------------------------        -------------------------------

SIGNATURE                                               DATE:                               , 1997
        --------------------------------------------        -------------------------------

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NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.